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Form 10-K 1995                          Stone & Webster, Incorporated

Exhibit (21) Subsidiaries of Registrant


  Subsidiaries of Registrant on December 31, 1995 included:
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                                                        PLACE OF
       NAME OF SUBSIDIARY                            INCORPORATION
 Commercial Cold Storage, Inc.                           Georgia
 Stone & Webster Advanced Systems Development
     Services, Inc.                                      Delaware
 Stone & Webster Development Corporation                 Delaware
     Stone & Webster Auburn Corporation                  Delaware
     Auburn VPS General Corporation                      Delaware
     Auburn VPS Limited Corporation                      Delaware
     Stone & Webster Binghamton Corporation              Delaware
 Stone & Webster Engineering Corporation                 Mass.
     DSS Engineers, Inc.                                 Florida
     Fast Supply Corporation                             Delaware
     Rockton Associates, Incorporated                    Delaware
     Stone & Webster Civil and Transportation
         Services, Inc.                                  Mass.
     Stone & Webster Construction Company, Inc.          Delaware
     Stone & Webster Management Consultants, Inc.        New York
        Stone & Webster of Argentina Corporation       Delaware
        Stone & Webster Overseas Consultants, Inc.     Delaware
     Stone & Webster Michigan, Inc.                      Michigan
     Stone & Webster Operating Corporation               Delaware
     Stone & Webster Power Projects Corporation          Delaware
     Stone & Webster Worldwide Engineering Corporation   Delaware
     3 Executive Campus Corporation                      Delaware
     245 Summer Street Corporation                       Mass.
     1430 Enclave Parkway Corporation                    Delaware
 Stone & Webster Overseas Group, Inc.                    Delaware
     Associated Engineers & Consultants, Inc.            New York
     Rockton Technical Services Corporation              Delaware
     Stone & Webster Abu Dhabi (United Arab Emirates),
         Inc.                                            Delaware
     Stone & Webster Asia Corporation                    Delaware
     Stone & Webster Bharat, Incorporated                Delaware
     Stone & Webster Dominican Republic, Incorporated    Delaware
     Stone & Webster Far East Technical Services Corp.   Delaware
     Stone & Webster Group Limited                       England
        Stone & Webster Construction Limited             England
        Stone & Webster Engineering Limited              England
           Stone & Webster Services Limited              England
           Stone & Webster Services Sdn. Bhd.            Malaysia
                Stone & Webster Engineering and Field
            Services Limited                             England
        Stone & Webster Engineering (Mauritius)
            Limited                                      Mauritius
        Stone & Webster Management Consultants           England
            Limited
        Stone & Webster United Arab Emirates Limited     England
     Stone & Webster Indonesia Corporation               Delaware
     Stone & Webster International Corporation           Delaware
     Stone & Webster International Projects Corporation  Delaware

                                    6

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Form 10-K 1995                          Stone & Webster, Incorporated

     Stone & Webster Italia, Incorporated                Delaware


     Stone & Webster Korea Corporation                   Delaware
     Stone & Webster Kuwait, Incorporated                Delaware
     Stone & Webster Lithuania Corporation               Delaware
     Stone & Webster of Mexico Engineering Corporation Delaware Stone & Webster Middle East Engineering Services
         Corporation                                     Delaware
     Stone & Webster Pacific Corporation                 Delaware
     Stone & Webster Power Engineering Corporation       Delaware
     Stone & Webster Puerto Rico, Incorporated           Delaware
     Stone & Webster Saudi Arabia, Incorporated          Delaware
     Stone & Webster Taiwan Corporation                  Delaware
     Stone & Webster Technology Corporation              Delaware
        Stone & Webster Technology B.V.         Netherlands
     Stone & Webster Thailand Limited                    Thailand
     Stone & Webster Canada Limited                      Canada
        Rockton Field Services of Canada Ltd.            Canada
  Stone & Webster St. Jerome Limited                     Canada
  Stone & Webster Worldwide, Incorporated                Delaware





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  FORM 10-K 1994                        Stone & Webster, Incorporated

     SAW Construction Corporation                        Delaware
     SAW Consulting Services, Inc.                       Delaware
  Sleeper Street Realty Corporation                      Delaware
  Summer Street Realty Corporation                       Mass.
  3 Executive Campus Realty, Inc.                        Delaware
  Enclave Parkway Realty, Inc.                           Delaware

                                      7
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